Mercury Systems FY19 Investor Day Presentation November 6, 2018 Nasdaq MarketSite New York, NY © 2018 Mercury Systems, Inc. 1

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2018 Mercury Systems, Inc. 2

Agenda • Strategy & Business Update – Mark Aslett President & CEO • Value Creation Blueprint • Financial Update • Q&A ©© 2018 2018 Mercury Mercury Systems, Systems, Inc. Inc. 3

Pioneering a next generation defense electronics company… • Proven high-tech commercial business model for A&D • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • 24% FY14-18 revenue CAGR • 51% FY14-18 adj. EBITDA CAGR • Ranked 27th on Fortune’s 100 Fastest-Growing Companies list • Defense industry’s highest Glassdoor employee ratings …to address the industry's challenges and opportunities © 2018 Mercury Systems, Inc. 4

Strategy delivering above average growth and profitability Focused on Focused on economic core – aerospace and defense electronics 1 Core Markets Acquired New Expanded addressable market and moved up value chain 2 Capabilities Increased High tech R&D investment level for aerospace and defense electronics 3 IR&D Spend Trusted Domestic Built trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Transformed Go Solution sales and strategic account management 5 To Market Model Built Scalable Significant in-house origination, execution and integration capabilities 6 M&A Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2018 Mercury Systems, Inc. 5

Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expanded MISSION PROCESSING addressable market MISSION PROCESSING SAFETY & SECURITY IP * • Moved up the value chain SECURE STORAGE SENSOR PROCESSING • Model facilitates greater SENSOR PROCESSING SENSOR PROCESSING customer outsourcing SENSOR PROCESSING DIGITIZATION • Accelerates customer DIGITIZATION * RF supply chain transformation * RF • RF Disintermediate traditional RF product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 6

We are deployed on 300+ programs with 25+ Primes

Aerospace & Defense Platform and Systems Electronics Content

C4I

JLTV



WIN-T



KC-46



A330 MRTT



Aegis



Sensor & Effector Mission Systems

F-16



Reaper/Gorgon Stare



Triton



Patriot



Aegis



F-15



C-130



Global Hawk



Badger/Buzzard



SEWIP



Stormbreaker



PGK



MALD-J



Paveway



SM2/3/6



SNC Sierra Nevada Corporation · Raytheon · Northrop Grumman · DRS · BAE Systems · Airbus · SAIC · Lockheed Martin · L3 communications · General Atomics · Thales · Boeing · Harris

© 2018 Mercury Systems, Inc.

7

Mercury continues to deliver strong financial results Notes: For the fiscal year ended June 30, 2018. Bookings as reported in the Company’s earnings announcement on July 31, 2018. Other figures as reported in the Company’s Form 10-K for the fiscal year ended June 30, 2018. CAGR figures for the period FY2014-2018. See reconciliation of GAAP to non-GAAP financial measures tables in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K. Numbers are rounded. Per share data is presented on a fully diluted basis. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. © 2018 Mercury Systems, Inc. 8

Six major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IR&D requires focused investment and greater outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation; Address supply chain globalization and need for trust and assurance Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS, North Korean threat, Middle East instability © 2018 Mercury Systems, Inc. 9

The Bipartisan Budget Deal of 2018 provides a significant near-term impulse to defense spending… Topline Base Authorization Budget vs. BCA Caps (Discretionary BA, Current $B) Actual funding (Base) Administration 2019 Base + OCO request Budget Control Act 2011 (Base) $800 Actual funding (Base + OCO) Administration 2019 Base request 742 $750 727 714 701 $700 685 671 676 662 648 $650 628 617 606 598 $600 581 564 $550 522 Defense Budget CAGR 499 2018 - 2023 2.0% $500 2017 - 2023 3.4% 2015 - 2023 3.5% $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 is estimate based on Bipartisan Budget Deal Sources: CBO, CRS, OMB, DoD Green Book, House FY18 Concurrent Budget Resolution, FY18 & FY19 Defense Appropriations bills, RSAdvisors research & analysis …and suggests the beginning of a new defense upcycle © 2018 Mercury Systems, Inc. 10

Mercury’s vision is to be the… Leading commercial provider of secure sensor and safety-critical processing subsystems © 2018 Mercury Systems, Inc. 11

Business model built for speed, innovation and affordability… Traditional COTS Less Mercury Pre-integrated Product Integration Time Embedded Subsystem(s) I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T Less E Risk Proprietary Middleware Application-Ready G Software Toolkit R A T Operating System Open Middleware I Embedded Security O Vendor A Vendor B Vendor C Lower Safety-Certified N COTS COTS COTS Initial Cost Processor Hardware 36+ months Time 12 months Time to Market Lower to Market Lifecycle Cost Government Primes …as customers seek outsourced pre-integrated subsystems © 2018 Mercury Systems, Inc. 12

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE SPEED SAFETY Highest Performance Highest Safety Design Processing & RFM Assurance Levels (DAL) SWaP SECURITY SOFTWARE Best Size, Weight & Power with State-of-the-Art Industry-leading Cooling Technology Open Software for Embedded Security Low Risk Integration and Investment Protection ...and domain expertise for secure sensor and safety-critical processing © 2018 Mercury Systems, Inc. 13

Our trusted devices and systems can fulfill all platform… Safety-certified Secure Mission and Platform Secure Blade Servers Management Sensor Processing Trusted Subsystems Subsystems Multi-chip Devices Rugged Enterprise Secure Rugged Servers Rackmount Servers …processing needs for demanding aerospace and defense applications © 2018 Mercury Systems, Inc. 14

Trusted domestic design, manufacturing, integration

Manufacturing and integration locations shown in green


Fremont, CA
Rugged server design & integration
San Jose, CA
RFM design Center
Camarillo/Oxnard, CA
RFM design & manufacturing
Cypress, CA
Integrated secure processing, EW subsystems
Phoenix, AZ
Trusted DMEA facility
Custom microelectronics packaging
Surface-mount technology production
West Lafayette, IN
Embedded security
Toronto, ON
Mission Systems
Huntsville, AL
Mixed-signal & secure processing services
Duluth, GA
Mission Systems design center
Hudson, NH
RFM subsystems & components
Andover, MA
Trusted DMEA facility for secure processing development
W Caldwell, NJ
RFM subsystems, modules & components
Fairfax, VA
Program support
Chantilly, VA
Rugged server design & manufacturing
United Kingdom
Program support
Switzerland
Mission Systems International
Spain
Program support
France
Program support
Japan
Program support

© 2018 Mercury Systems, Inc.

15

Glassdoor current employee ratings

Validates Mercury's destination employer and acquirer of choice status

	Mercury Systems	Glass Door Average	Proxy Peer Group[(1)]	Tier 2 Defense Company Index[(2)]
Overall Rating	4.2	3.2	3.5	3.4
Culture & Values	4.2	3.2	3.5	3.4
Work-Life Balance	3.6	3.3	3.6	3.4
Senior Management	4.1	2.9	3.2	3.0
Compensation & Benefits	4.0	3.2	3.5	3.4
Career Opportunities	4.0	3.0	3.3	3.2
Recommend to Friend	84%	58%	64%	64%
CEO Approval	93%	69%	73%	70%
Positive Business Outlook	85%	39%	55%	56%

(1) PROXY PEER GROUP: ADTRAN, Inc., AeroVironment, Inc., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Ixia, Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Sparton Corp., Vicor Corp.

(2) TIER 2 DEFENSE INDEX: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Esterline Technologies, Elbit Systems, FireEye, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Communications, MDA, Mercury Systems, MOOG, Orbital ATK, Oshkosh Truck, OSI Systems, Rockwell Collins, Sparton, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat Inc, VSE Corporation, Woodward Aerospace.

Source: Glass Door, Inc., October 25, 1018

© 2018 Mercury Systems, Inc.

16

The A&D electronics systems market has two major segments:
C4I; Sensor and Effector Mission Systems

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I			Sensor & Effector Mission Systems				
	Platform & Mission Mgmt	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2019 Market ($B)	**$24.1B** 5.7% '18-23 CAGR	**$36.8B** 5.2% '18-23 CAGR	**$16.2B** 5.7% '18-23 CAGR	**$8.4B** 5.1% '18-23 CAGR	**$9.3B** 5.8% '18-23 CAGR	**$11.2B** 5.2% '18-23 CAGR	**$4.3B** 5.7% '18-23 CAGR	**$5.4B** 7.7% '18-23 CAGR
2019 Tier 2* Market ($B)	**$6.1B** 6.5% '18-23 CAGR	**$7.4B** 6.2% '18-23 CAGR	**$7.5B** 5.8% '18-23 CAGR	**$4.3B** 5.2% '18-23 CAGR	**$4.8B** 6.2% '18-23 CAGR	**$1.7B** 6.5% '18-23 CAGR	**$1.1B** 6.5% '18-23 CAGR	**$2.7B** 8.1% '18-23 CAGR

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, October 2018

© 2018 Mercury Systems, Inc.

17

The A&D electronics systems market has two major segments: C4I; Sensor and Effector Mission Systems Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & 2019 Global A&DOffensive electronics / market $116B Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information 2019 US defense electronics market $55Boutput location Air Launched Definition mission systems EM spectrum $24.1B $36.8B $16.2B $8.4B $9.3B $11.2B $4.3B $5.4B 5.7% 5.2% 5.7% 5.1% 5.8% 5.2% 5.7% 7.7% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR 2019 2019 ($B) Market $6.1B $7.4B $7.5B $4.3B $4.8B $1.7B $1.1B $2.7B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, October 2018 © 2018 Mercury Systems, Inc. 18

Mercury participates at the Tier 2 and 3 levels for RF and Computing Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum 2019 Global tier 2 RF and computing addressable market $36B $24.1B $36.8B $16.3B $8.4B $9.3B $11.2B $4.3B $5.4B 5.7% 5.2% 5.8% 5.1% 5.8% 5.2% 5.7% 7.7% ‘18-23 CAGR ‘18-23 CAGR2019 US‘18- 23defense CAGR ‘18tier-23 CAGR2 RF and‘18 -23computing CAGR ‘18- 23addressable CAGR ‘18-23 CAGRmarket‘18 $17B-23 CAGR 2019 2019 ($B) Market $6.1B $7.4B $7.6B $4.3B $4.8B $1.7B $1.1B $2.7B 6.5% 6.2% 5.9% 5.2% 6.2% 6.5% 6.5% 8.1% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, October 2018 © 2018 Mercury Systems, Inc. 19

Translated market expansion into growth well above industry average Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum Tier 2 RF and compute for sensor & effector $24.1B $36.8B $16.2B $8.4Bmission systems$9.3B addressable$11.2B market$4.3B $14.6B$5.4B 5.7% 5.2% 5.7% 5.1% 5.8% 5.2% 5.7% 7.7% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR 2019 2019 ($B) Market $6.1B $7.4B $7.5B $4.3B $4.8B $1.7B $1.1B $2.7B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, October 2018 © 2018 Mercury Systems, Inc. 20

Penetrating new markets larger than our traditional ones Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID Tier 2 RF andinformation compute for C4I addressable market $21.0Boutput location Air Launched Definition mission systems EM spectrum 44% larger than traditional sensor market $24.1B $36.8B $16.2B $8.4B $9.3B $11.2B $4.3B $5.4B New5.7% opportunities5.2% for organic5.7% growth5.1% and continued5.8% M&A5.2% 5.7% 7.7% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR 2019 2019 ($B) Market $6.1B $7.4B $7.5B $4.3B $4.8B $1.7B $1.1B $2.7B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR ‘18-23 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, October 2018 © 2018 Mercury Systems, Inc. 21

Our capabilities and growth dimensions are well-aligned… GROWTH DIMENSIONS • Sensor and C4I modernization and new platforms Market • Weapon systems readiness and modernization Geography Customer • Defense Prime contractors outsourcing more A&D • Defense Primes’ flight to Industry quality suppliers • Defense Primes and government delayering Content Platform supply chains • Foreign military and Program international sales increasing …with DoD investment priorities and overall industry trends © 2018 Mercury Systems, Inc. 22

Revenue growth rates by market Sensor & C4I Effector Mission Systems FY13 - FY18 CAGR FY13 - FY18 CAGR 44% 17% FY18 FY18 177% 14% 18% total 66% total We are growing above market and taking share Notes: Fiscal years ended June 30; FY13-18 figures are as reported in the Company’s Form 10-Ks. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these © 2018 Mercury Systems, Inc. products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 23

Revenue growth rates by sensor and effector submarket

	EW	Radar	EO/IR	Acoustics	Weapons
FY13 - FY18 CAGR	18%	17%	NM	NM	181%
FY18	10% 24% total	6% 32% total	20% 2% total	NM 0% total	157% 8% total

Continue to gain share while expanding into new submarkets

Notes: Fiscal years ended June 30; FY13-18 figures are as reported in the Company's Form 10-Ks. EO/IR, Acoustics and Weapons are included in the category "Other Sensor and Effector" in the Company's Form 10-K. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company's products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods.

© 2018 Mercury Systems, Inc.

24

Revenue growth rates by top customer Top 5 Top 10 Top 25 FY13 - FY18 CAGR FY13 - FY18 CAGR FY13 - FY18 CAGR 23% 23% 20% FY18 FY18 FY18 25% 26% 25% 56% total 73% total 79% total Valued partner to top defense prime contractors Notes: Fiscal years ended June 30. Top customers ranked based on cumulative revenue for the period FY13-FY18. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. © 2018 Mercury Systems, Inc. 25

Revenue growth rates by platform Airborne Naval Ground Space FY13 - FY18 CAGR FY13 - FY18 CAGR FY13 - FY18 CAGR FY13 - FY18 CAGR 20% 21% 42% NM FY18 FY18 FY18 FY18 40% 43% -23% >10X 49% total 22% total 8% total 1% total Acquisitions have increased access to new platforms Notes: Fiscal years ended June 30. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company © 2018 Mercury Systems, Inc. reclassifies revenue by end user, application and/or product grouping for prior periods. 26

Revenue growth rates by top programs Top 10 Top 25 Top 50 FY13 - FY18 CAGR FY13 - FY18 CAGR FY13 - FY18 CAGR 18% 22% NM FY18 FY18 FY18 8% 11% 19% 33% total 51% total 65% total Increasingly diverse portfolio of franchise programs Notes: Fiscal years ended June 30. Top programs ranked based on cumulative revenue for the period FY13-FY18. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. © 2018 Mercury Systems, Inc. 27

Revenue growth rates by content and tier Modules & Integrated Components Subassemblies Subsystems FY18 FY18 FY18 35% 20% 10% 29% total 39% total 32% total Transforming components and modules into integrated subsystems Notes: Fiscal years ended June 30, FY18 figures are as reported in the Company’s Form 10-Ks. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these © 2018 Mercury Systems, Inc. products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 28

Revenue growth rates by geography International Domestic & FMS FY13 - FY18 CAGR FY13 - FY18 CAGR 24% 9% FY18 FY18 20% 24% 83% total 17% total Int’l and FMS revenue growth accelerating given our program mix Notes: Fiscal years ended June 30; FY13-18 figures are as reported in the Company’s Form 10-Ks. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. © 2018 Mercury Systems, Inc. 29

Acquisitions and investments driving significant opportunity growth… • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >4.7x to $7.4B in 6 years Radar EW C4I EO/IR Weapons Other 9,000 • Significant Radar, EW, C4I, EO/IR and weapons 8,000 5,835 7,428 opportunity pipeline 7,000 1,031 3,429 • Acquisitions brought new 6,000 538 Possible programs and capabilities 801 Pursuit 5,000 3,237 • Larger, more diversified, 4,000 1,568 Won program base reduces risk 4,191 3,000 • Content expansion driving 1,767 3,999 2,000 above average growth 1,593 Probable 1,000 Total • Outsourced integrated Pipeline 0 subsystems 62% of top 30 FY13 FY13-FY19 Increase FY19 program forecast life value …which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. © 2018 Mercury Systems, Inc. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 30

Acquisitions and investments driving significant potential… FY18 Revenue (in $ millions, % of total) Submarket Platform Content Top 30 Programs & Pursuits, Estimated Lifetime Value (in $ millions, % of total) Submarket Platform Content …for continued organic growth across multiple dimensions Notes: Fiscal years ended June 30; FY18 figures are as reported in the Company’s Form 10-Ks. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these © 2018 Mercury Systems, Inc. products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 31

M&A is an integral part of our model M&A Our strategy contemplated M&A at the outset for this ‘environment’ Vision Origination Dedicated M&A team to identify and originate proprietary deals Superior in-house market, technical and business diligence capabilities Diligence supplemented with external objective advisors and analysis Sophisticated internal M&A, finance and legal expertise capable of Execution valuing and executing public, private and carve out M&A transactions In-house M&A, finance and legal teams supplemented with top tier Financing investment banking relationships for debt and equity transactions Integration Full in-house business process and systems integration team Mercury management system to achieve value creation blueprint Management (cost and revenue synergies) and ongoing performance improvements © 2018 Mercury Systems, Inc. 32

Mercury M&A philosophy 1. One culture and set of values 2. One brand – Mercury 3. We’re not a holding company – We believe in full integration 4. Combine like product businesses to gain scale and efficiencies 5. Few, common, automated and scalable trusted manufacturing facilities 6. Scalable enterprise processes, systems, security and infrastructure 7. Centralized G&A wherever possible 8. Strategic account and solution sales model to accelerate organic growth 9. Functional matrix: G&A, sales, operations, engineering, program management 10. Common business management process and operating cadence © 2018 Mercury Systems, Inc. 33

We have executed on a disciplined and focused M&A strategy Multiple M&A themes ongoing simultaneously 2019 Tier 2* Market ($B) & CY’18-23 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management (1) Organic (1) $6.1B $7.4B $7.5B $4.3B $4.8B $1.7B $1.1B $2.7B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, October 2018 (1) Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 34

Successful track record of acquisitions… Flexible • Acquired 7 companies over Capital past ~36 months Structure • Deployed ~$620M of capital Employer and Robust Buyer of Pipeline of Choice Opportunities • Synergized purchase multiples well below current Continued Growth and historic mean Through M&A • Diversified program base; Proactive Strong increased potential value of M&A Outreach Integration top programs Program Capabilities Proven Ability • Strong balance sheet and to Expand Into Near opportunity pipeline Adjacencies … and well-positioned for future M&A © 2018 Mercury Systems, Inc. 35

Strategy and investments have positioned Mercury well • Proven high-tech commercial business model for A&D • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity = captive Prime outsourcing • Destination employer and acquirer of choice • Continued above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions © 2018 Mercury Systems, Inc. 36

Agenda • Strategy & Business Update • Value Creation Blueprint – Didier Thibaud Executive Vice President & COO • Financial Update • Q&A ©© 2018 2018 Mercury Mercury Systems, Systems, Inc. Inc. 37

Our value creation blueprint 1 Culture and values 2 Cyber umbrella and secure development environment 3 Video-based collaboration infrastructure company-wide 4 Integrated business systems, centralized G&A, matrix management 5 Increased R&D and capital investment where necessary 6 Insourced manufacturing to our trusted domestic facilities 7 Common engineering tools and agile methodology 8 Program management capabilities mirroring our customers 9 Leverage Mercury channel to accelerate core revenue growth 10 Manage ongoing business performance monthly © 2018 Mercury Systems, Inc. 38

One Team, One Company, One Brand • One Culture • One set of values • One team: One Mercury • One company: Present one view to customers • One brand: Mercury Systems • Values integrated into performance management • Values used as guidepost for hiring and promotion Highest Glassdoor ratings in Defense industry © 2018 Mercury Systems, Inc. 39

Cyber umbrella, secure development, video collaboration • Scalable, secure, compliant • Cyber-resilient enterprise security model • Fully compliant with DFARS 800-171 and complete • Unified video-based communication platform improves collaboration • Internal secure cloud supports agile development • Integrated business systems Accelerate integration and collaboration to drive efficiency © 2018 Mercury Systems, Inc. 40

Integrated business systems, centralized G&A, matrix model • One team: One Mercury • Common enterprise processes and systems • Global Sales • Global Program Management • Global Operations • Global Engineering • Centralized G&A Fully integrated organization to drive scalability and growth © 2018 Mercury Systems, Inc. 41

R&D and capital investment where necessary • High-tech business model driving 11-13% R&D Processing Chain • Increase IRAD for acquired businesses when needed • Invest in innovation to drive differentiation, affordability • Invest in technologies to speed subsystem integration • Combine technology and product to drive unmatched solutions and capabilities • Add complementary technology via M&A ~ $1B invested in IRAD, acquisitions, facility modernization over 7 years © 2018 Mercury Systems, Inc. 42

Common engineering tools and agile methodology • Scalability through common processes (playbook) • Develop anywhere, Build everywhere • Propel open architectures • Product & technology rationalization • Measure performance and quality for continuous improvement Industry’s most advanced, differentiated embedded solutions portfolio © 2018 Mercury Systems, Inc. 43

Insourced manufacturing to our trusted domestic facilities • Facility rationalization • Manufacturing optimization • State-of-the-art fully automated SMT • Trusted DMEA-accredited manufacturing in Phoenix • Unified purchasing group drives buying power Drive differentiation through trusted manufacturing excellence © 2018 Mercury Systems, Inc. 44

Leverage channel to accelerate core revenue growth • Common Go-to-Market strategy • Expand franchise program content • Penetrate strategic accounts with new capabilities • Drive awareness with business development organization • Provide subsystem solutions to move up value chain DoD Budget ~$700B • One-stop shopping to capture new business • Maximize opportunities by enabling different sales model Common channel strategy enabling market and content expansion © 2018 Mercury Systems, Inc. 45

M&A driving growth Leverage Point Market      Expansion Customer    Expansion Program      Expansion Product & Technology        Expansion © 2018 Mercury Systems, Inc. 46

Leverage points driving faster growth Leverage Point Increase Channel        Increase R&D    Leverage Mercury’s Eng.      Capabilities Manufacturing    Consolidation Buying Power     Culture & values        One Mercury        © 2018 Mercury Systems, Inc. 47

Summary • One Mercury organization to maximize leverage and scale • One Culture and Values • Global processes to drive value creation • Drive innovation at all levels to differentiate from competition • Global Go-to-Market strategy to drive growth through content and market expansion • Apply all of these to acquisitions to accelerate integration and value creation © 2018 Mercury Systems, Inc. 48

Agenda • Strategy & Business Update • Value Creation Blueprint • Financial Update – Michael Ruppert Executive Vice President & CFO • Q&A ©© 2018 2018 Mercury Mercury Systems, Systems, Inc. Inc. 49

The evolution of Mercury Systems In $ millions, except percentage and per share data. % Increase / Q1 FY16(1) Q1 FY19(1) (Decrease) Market Capitalization $553 $2,613 373% Valuation Enterprise Value $473 $2,780 487% % Increase / LTM Q1 FY16(2) LTM Q1 FY19(2) (Decrease) Revenue $239 $531 122% Adj. EBITDA $47 $121 156% Operational Adj. EPS $0.87 $1.43 64% Notes: (1) Valuation for Q1 FY16 based on Company’s 2016 10-Q and stock price as of September 30, 2015; cash, debt balance from Company’s earnings announcement October 27, 2015; outstanding share count as of October 31, 2015. Valuation for Q1 FY19 based on stock price as of October 1, 2018; cash, debt balance from Company’s earnings announcement October 30, 2018; outstanding share count as of October 31, 2018. (2) Operational figures are based on the fiscal year results as reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. © 2018 Mercury Systems, Inc. 50

20% compound revenue growth and operating leverage… Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M) 531 550 493 40% 500 427 450 409 30% 400 350 270 300 23% 235 24% 20% 23% 250 194 209 21% 23% $114.6M $100.4M $120.9M 19% $56.1M $92.6M 200 $43.6M 150 10% 100 11% $22.0M 50 5% $9.4M 0 0% FY13 FY14 FY15 FY16 FY17 FY18 LTM Q1 LTM Q1 Notes: (1) Fiscal years ended June 30; FY13-18 figures are as reported in the Company’s Form 10-Ks. FY18 FY19 (2) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (3) As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. …yielded 65% compound adjusted EBITDA growth © 2018 Mercury Systems, Inc. 51

Market expansion strategy is working well Revenue and Growth by Market ($M) Radar EW C4I Weapons Other 500 299 493 • Continued growth in core 36 450 markets 38 400 73 350 • Expansion into adjacent 64 markets 300 250 88 194 • Additional capabilities 200 drive content expansion 150 100 • Broader program and 50 0 customer base FY13 Increase by Market FY18 Weapons Other • Vastly larger addressable Radar Other 38 91 Radar 160 market 57 8% 18% 72 32% 29% 14 37% C4I • C4I Programs Consistently driving above EW 87 EW 14 market growth rates 52 18% 117 7% 27% 24% Notes: Fiscal years ended June 30, FY13-FY18 figures are as reported in the Company’s Form 10-Ks. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2018 Mercury Systems, Inc. 52

FY13-FY18 ending backlog CAGR of 27%... Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 58% (Est.) 447 450 63% 400 357 119 350 64% 66 300 288 68% 49 250 63% 208 328 200 50% 174 41 291 150 136 30 27 239 100 166 144 50 109 0 FY13 FY14 FY15 FY16 FY17 FY18 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year) excludes Germane. …yields record backlog exiting FY18 © 2018 Mercury Systems, Inc. 53

Strong LTM performance

24% revenue and 20% adjusted EBITDA growth YoY

In $ millions, except percentage and per share data	LTM Q1 FY18[1]	LTM Q1 FY19[1]	Change
Bookings Book-to-Bill	$454.6 1.06	$635.0 1.20	40%
Backlog 12-Month Backlog	$360.7 $281.7	$507.9 $377.8	41%
Revenue	$427.0	$531.2	24%
Gross Margin	47.5%	44.6%	(3.0 pts)
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$158.7 79.5 55.0 24.2	$186.3 92.5 60.0 33.7	17%
GAAP Income	$39.0	$30.4	(22%)
GAAP EPS Weighted Average Diluted Shares	$0.87 43.9	$0.64 47.5	(26%)
Adjusted EPS[2]	$1.29	$1.43	11%
Adj. EBITDA[2] % of revenue	$100.4 23.5%	$120.9 22.8%	20%
Free Cash Flow[2]	$26.5	$40.1	52%

Notes:
(1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
(2) Non-GAAP, see reconciliation table. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.

© 2018 Mercury Systems, Inc.

54

FY19 annual guidance

In $ millions, except percentage and per share data	FY18[1]	FY19[2]	Change
Revenue	$493.2	$607.0 - $625.0	23% - 27%
Gross Margin	45.8%	43.7% - 44.4%	(2.1) - (1.4) pts
Operating Expenses	$178.9	$199.2 - $202.6	11% - 13%
GAAP Income Effective tax rate[3]	$40.9 4%	$39.1 - $45.6 28%	(4%) - 11%
GAAP EPS Weighted-average diluted shares outstanding	$0.86 47.5	$0.82 - $0.96 47.7	(5%) - 12%
Adjusted EPS[4]	$1.42	$1.65 - $1.79	16% - 26%
Adj. EBITDA[4] % of revenue	$114.6 23.2%	$133.5 - $142.5 22.0% - 22.8%	16% - 24%

Notes:
(1) FY18 figures are as reported in the Company's Form 10-K.
(2) The guidance included herein is from the Company's earnings release dated October 30, 2018. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.

© 2018 Mercury Systems, Inc.

55

Target business model Target FY16(1) FY17(1) FY18⁽¹⁾ Business Model Revenue 100% 100% 100% 100% Gross Margin 47% 47% 46% 45 - 50% SG&A 20% 19% 18% 16 - 18% R&D 13% 13% 12% 11 - 13% Amortization 3% 5% 5% 4 - 5% GAAP Income 7% 6% 8% N/A Adj. EBITDA(2) 21% 23% 23% 22 - 26% Notes: (1) Figures are as reported in the Company’s Form 10-Ks. (2) Non-GAAP, see reconciliation table. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. © 2018 Mercury Systems, Inc. 56

Balance Sheet As of (In $ millions)(1) 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 ASSETS Cash & cash equivalents $26.1 $32.0 $44.2 $66.5 $72.9 Accounts receivable, net 121.4 123.0 141.6 143.8 153.9 Inventory, net 93.3 105.9 117.1 108.6 121.2 PP&E, net 51.6 51.6 51.3 51.0 50.8 Goodwill and intangibles, net 510.7 505.5 685.7 675.3 704.2 Other 19.5 17.8 17.0 19.3 24.0 TOTAL ASSETS $822.6 $835.8 $1,056.9 $1,064.5 $1,127.0 LIABILITIES AND S/E AP and accrued expenses $69.5 $65.8 $69.8 $59.1 $61.2 Other liabilities 18.8 20.8 36.3 38.5 49.2 Debt 0.0 0.0 195.0 195.0 240.0 Total liabilities 88.3 86.6 301.1 292.6 350.4 Stockholders' equity 734.3 749.2 755.8 771.9 776.6 TOTAL LIABILITIES AND S/E $822.6 $835.8 $1,056.9 $1,064.5 $1,127.0 Notes: (1)Rounded amounts used. © 2018 Mercury Systems, Inc. 57

Mercury's financial profile demonstrates our unique strategy



# of Companies
ALL NYSE AND NASDAQ COMPANIES WITH MARKET CAPITALIZATION BETWEEN $750mm - $3bn
LTM based on most recently reported quarters
1028
EBITDA Margin
>20%
289
Revenue CAGR
>10% 5-Year
95
LTM
Revenue
Growth
>20%
8

	TIER 2 DEFENSE INDEX LTM based on most recently reported quarters	mercury systems
EBITDA Margin LTM	19%	23%
5-Year CAGR	2%	22%
LTM	7%	24%

Notes:

- Mercury LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- Source: FactSet; market data for most recently reported quarters as of October 29, 2018.
- Financials represent reported results and are not adjusted for acquisitions or divestitures.
- NASDAQ companies represent those that are U.S. listed.
- 5-Year CAGR calculated with 9/30/2013 LTM revenue and 9/30/2018 LTM revenue
- TIER 2 DEFENSE INDEX: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Esterline Technologies, Elbit Systems, FireEye, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Communications, MDA, Mercury Systems, MOOG, Oshkosh Truck, OSI Systems, Rockwell Collins, Sparton, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat Inc, VSE Corporation, Woodward Aerospace.

© 2018 Mercury Systems, Inc.

58

EBITDA margin expansion EBITDA Margin Expansion • Target 22%-26% margin High End of Target R&D Business • Insourced manufacturing Leverage Model SG&A and operating efficiencies Leverage Program • Programs transition from Mix Insourced development to Mfg production Current • Revenue growing faster than operating expenses • Fully integrating acquired businesses Clear path to high end of target business model © 2018 Mercury Systems, Inc. 59

Continued revenue growth • Increased defense spending Outsourcing • Positioned in fast-growing segments of defense electronics market • Acquired capabilities to provide subsystems Industry- • Unique business model leading facilitates outsourcing trend Organic Growth • Investments leading to increased market share Market Market Growth Share • Driving high single-digit, low double-digit organic growth Clear path to continuing above market-average growth rates © 2018 Mercury Systems, Inc. 60

Continue supplementing organic growth with M&A Hypothetical Organic and Inorganic Revenue Growth ($M) 1,500 • Continue 20+% Organic Acquired Growth Acquired in Year annual growth 1,300 1,277 • High single-digit / low double-digit organic 1,100 growth 900 • Supplement with strategic M&A 700 • Strong pipeline of 500 616(1) opportunities 300 • Capital available to FY19 FY20 FY21 FY22 FY23 Acquisition Revenue Req’d $62 $77 $94 $113 achieve goal to Grow @ 20% CAGR(2) Implied Capital Deployed(3) $123 $154 $188 $226 Clear path to continued 20%+ revenue growth Notes: 1) Represents the midpoint of FY19 revenue guidance from the Company’s earnings release dated October 30, 2018. © 2018 Mercury Systems, Inc. 2) Assumes acquired revenue growth of 5%, 7.5% and 10%, in years 1,2 and 3, respectively. 3) Analysis assumes 20% EBITDA margins on acquired revenue, 5% growth on acquired revenue and 10.0x EBITDA multiple 61

Continuing to execute on our unique strategy 100% Increase EBITDA margins and EBITDA Margin reach high end of target >20% business model 28% Continue to grow at high Revenue CAGR single-digit, low double-digit >10% 5-Year organic growth 9% LTM Revenue Growth Supplement organic growth >20% with strategic M&A <1% Poised to remain at the tip of pyramid © 2018 Mercury Systems, Inc. 62

We actively develop potential acquisition targets across all channels

~$620M of capital deployed in last 36 months

	LNX	KOR Electronics	Micronetics	LIT	Microsemi*	CES	Delta Microwave	RTL	Themis	Germane Systems
Acquisition Close Date	Jan 2011	Dec 2011	Aug 2012	Dec 2015	May 2016	Nov 2016	Apr 2017	Jul 2017	Feb 2018	Jul 2018
Size	$31M	$70M	$75M	$10M	$300M	$39M	$40.5M	$6M	$180M	$45M
Strong Strategic Rationale	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Expand Addressable Market	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Revenue & Cost Synergies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accretive in Short Term	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Seller	Founder	Private Equity	Public	Founder	Corporate Carve-out	Private Equity	Founder	Founder	Private	Founder
Sourcing	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated

* Represents carve-out acquisition from Microsemi Corp.

© 2018 Mercury Systems, Inc.

63

We have created significant value through M&A

		FY16	FY17	Total	FY18 and FY19 YTD
Acquisitions		Microsemi, LIT	CES, Delta Microwave, RTL	5 Acquisitions	THEMIS, GERMANE SYSTEMS
Purchase Price		$310mm	$85mm	$395mm	$225mm
EV / EBITDA	Avg. Mkt.(1)	10.8x	12.4x	11.6x	13.4x
	@ Close(2)	10.5x	9.1x	10.1x	12.0x
	PF w/Synergies(3)	7.8x	6.3x	7.4x	8.6x
	FY18(4)	6.8x	6.1x	6.7x	*(strong FY19 performance YTD)*
Commentary		• *Accelerated growth rate due to sales channel expansion and additional R&D investment* • *USMO driving cost synergies* • *Security and trust driving growth*	• *Strong growth in safety-critical avionics within CES/RTL* • *Establishing West Coast AMC to access new customers and extract cost synergies*		• *Created rugged server platform to access C4I programs in air, on ground, on sea, and underwater* • *Platform exceeding plan for growth and profitability* • *Opportunity for synergistic M&A*

(1) Per Factset. Average next twelve months EV/EBITDA for the defense primes over the twelve month period from July 1 to June 30 in the year indicated. Primes index includes LMT, RTN, NOC, GD.
(2) Represents purchase price divided by the Adj. EBITDA used for the basis of valuation at the time of deal announcement net of estimated present value of tax benefits, as applicable.
(3) Represents multiple at close net of estimated future annual run-rate cost synergies at the time of deal announcement.
(4) Represents purchase price divided by the estimated Adj. EBITDA for FY'18 associated with the listed acquisitions. LIT and RTL Adj. EBITDA not reflected as these acquisitions are immaterial.

© 2018 Mercury Systems, Inc.

64

Summary • Built larger company with broader base of programs • Sustained growth & profitability above industry averages • Record backlog enhances visibility, facilitates operational execution • Financial performance places us in unique category • Poised for continued organic growth and margin expansion • Successful track record of acquisitions; well-positioned for future M&A © 2018 Mercury Systems, Inc. 65

Appendix © 2018 Mercury Systems, Inc. 66

FY19 guidance (as of October 30) YoY In millions, except percentage and per share data FY18 FY19⁽¹⁾ Change Actual Est. Range Revenue $493 $607 - $625 23% - 27% GAAP Income $40.9 $39.1 - $45.6 (4%) - 11% Adj EBITDA⁽²⁾ $114.6 $133.5 - $142.5 16% - 24% Adj EBITDA Adjustments: 40.9 Income (loss) from continuing operations $39.1 - $45.6 Other non-operating income (expense) (0.8) $0.0 - $0.0 Interest (income) expense, net 2.8 8.8 Tax provision (benefit) 1.7 $14.9 - $17.4 Depreciation 16.3 19.2 Amortization of intangible assets 26.0 26.8 Restructuring and other charges 3.2 0.5 Impairment of long-lived assets 0.0 0.0 Acquisition and financing costs 4.9 2.7 Fair value adjustments from purchase accounting 2.0 0.6 Litigation and settlement expenses 0.0 0.0 Stock-based compensation expense 17.6 20.5 Adj EBITDA⁽²⁾ $114.6 $133.5 - $142.5 16% - 24% GAAP EPS $0.86 $0.82 - $0.96 $0.04 to $0.10 Adjusted EPS⁽²⁾ $1.42 $1.65 - $1.79 $0.23 to $0.37 Notes: (1) The guidance included herein is from the Company’s earnings release dated October 30, 2018. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (2) Non-GAAP. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non- operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. © 2018 Mercury Systems, Inc. 67

Adjusted EPS reconciliation Q2 FY19 FY19 (In thousands, except per share data) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Low High Low High Earnings per share(1) $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.17 $ 0.22 $ 0.82 $ 0.96 Net Income $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 8,300 $ 10,300 $ 39,100 $ 45,600 Amortization of intangible assets 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 7,000 7,000 26,800 26,800 Restructuring and other charges 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 - - 500 500 Impairment of long-lived assets - - - - - - - - - - - - - - - Acquisition and financing costs 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 700 700 2,700 2,700 Fair value adjustments from purchase accounting 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - - 600 600 Litigation and settlement expense (income), net - 100 - 17 117 - - - - - - - - - - Stock-based and other non-cash compensation expense 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,600 5,600 20,500 20,500 Impact to income taxes (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (2,900) (2,900) (11,400) (11,400) Adjusted income $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 18,700 $ 20,700 $ 78,800 $ 85,300 Adjusted earnings per share(1) $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.39 $ 0.43 $ 1.65 $ 1.79 Weighted-average shares outstanding: Basic 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 Diluted 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,800 47,800 47,700 47,700 Notes: (1) Per share information is presented on a fully diluted basis © 2018 Mercury Systems, Inc. 68

Adjusted EBITDA reconciliation Q2 FY19 (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Low High Net income $ 3 ,819 $ 5 ,204 $ 7 ,048 $ 8 ,804 $ 2 4,875 $ 1 7,953 $ 9 ,133 $ 3 ,696 $ 1 0,101 $ 4 0,883 $ 7 ,479 $ 8 ,300 $ 1 0,300 Other non-operating adjustments, net(1) (732) (129) (378) (107) (1,346) 2 22 (326) (694) 3 (795) 3 65 - - Interest expense, net 1 ,782 1 ,888 1 ,756 1 ,680 7 ,106 (16) 1 04 9 99 1 ,731 2 ,818 2 ,193 2 ,200 2 ,200 Income Taxes (1,259) 1 ,779 3 ,170 2 ,503 6 ,193 (8,381) 1 ,335 2 ,209 6 ,527 1 ,690 3 ,129 3 ,100 3 ,900 Depreciation 2 ,718 2 ,966 3 ,233 3 ,672 1 2,589 3 ,700 3 ,775 4 ,277 4 ,521 1 6,273 4 ,365 4 ,800 4 ,800 Amortization of intangible assets 4 ,602 4 ,888 4 ,732 5 ,458 1 9,680 5 ,637 5 ,827 7 ,104 7 ,436 2 6,004 7 ,181 7 ,000 7 ,000 Restructuring and other charges 2 97 6 9 4 59 1 ,127 1 ,952 9 5 3 13 1 ,384 1 ,367 3 ,159 5 04 - - Impairment of long-lived assets - - - - - - - - - - - - - Acquisition and financing costs 5 53 1 ,114 5 69 1 53 2 ,389 8 54 1 ,366 1 ,909 7 99 4 ,928 1 ,043 7 00 7 00 Fair value adjustments from purchase accounting 2 ,077 8 70 2 70 4 62 3 ,679 5 09 8 4 5 39 8 60 1 ,992 6 20 - - Litigation and settlement expense (income), net - 1 00 - 1 7 1 17 - - - - - - - - Stock-based and other non-cash compensation expense 3 ,632 4 ,093 3 ,715 3 ,901 1 5,341 4 ,696 4 ,941 3 ,669 4 ,309 1 7,615 4 ,743 5 ,600 5 ,600 Adjusted EBITDA $ 1 7,489 $ 2 2,842 $ 2 4,574 $ 2 7,670 $ 9 2,575 $ 2 5,269 $ 2 6,552 $ 2 5,092 $ 3 7,654 $ 1 14,567 $ 3 1,622 $ 3 1,700 $ 3 4,500 Notes: (1) As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes. © 2018 Mercury Systems, Inc. 69

Free cash flow reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Cash flows from operations $10,283 $14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 Capital expenditures (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) Free cash flow $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 © 2018 Mercury Systems, Inc. 70

Organic revenue reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Organic Revenue $ 63,339 $ 68,072 $ 75,080 $ 71,208 $ 277,699 $ 93,498 $ 104,957 $ 100,625 $ 134,358 $ 433,438 $ 112,801 Acquired Revenue(1) 24,310 29,942 32,237 44,400 130,889 12,571 12,955 15,711 18,509 59,746 31,255 Net Revenue $ 87,649 $ 98,014 $ 107,317 $ 115,608 $ 408,588 $ 106,069 $ 117,912 $ 116,336 $ 152,867 $ 493,184 $ 144,056 Notes: (1) Acquired revenue for all preceding periods presented has not been recast for comparative purposes © 2018 Mercury Systems, Inc. 71

Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Pursuit We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has either already been awarded to a prime contractor or that the prime contractor is also bidding on. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions. © 2018 Mercury Systems, Inc. 72

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EM**	Electromagnetic	**MRTT**	Multi Role Tanker Transport
AESA	Active Electronically Scanned Array	**EO/IR**	Electro-optical / Infrared	**O&M**	Operations & Maintenance
AMC	Advanced Microelectronics Center	**EW**	Electronic Warfare	**OpenVPX**	System-level specification for VPX, initiated by Mercury
BCA	Budget Control Act	**FMS**	Foreign Military Sales	**PBR**	President's Budget Request
C2	Command & Control	**GAM**	Global Account Manager	**PGK**	Precision Guidance Kit
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**HEL**	High Energy Laser	**RF**	Radio Frequency
COTS	Commercial off-the Shelf	**HPM**	High Power Microwave	**RoW**	Rest of World
DAL	Design Assurance Level	**IMA**	Integrated Microwave Assembly	**SEWIP**	Surface Electronic Warfare Improvement Program
DFARS	Defense Federal Acquisition Regulation Supplement	**IRAD**	Internal Research And Development	**SIGINT**	Signals Intelligence
DMEA	Defense Microelectronics Activity	**JLTV**	Joint Light Tactical Vehicle	**SM**	Standard Missile
DRFM	Digital Radio Frequency Memory	**LRU**	Line Replaceable Unit	**SWaP**	Size Weight and Power
EA	Electronic Attack	**MALD**	Miniature Air Launched Decoy	**USMO**	US Manufacturing Operations
EDM	Engineering Data Management	**MMA**	Multimission Maritime Aircraft	**WIN-T**	Warfighter Information Network-Tactical

© 2018 Mercury Systems, Inc.

73